SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2003

                        American Physicians Capital, Inc.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

      000-32057                                           38-3543910
(Commission File Number)                       (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5: Other Events and Regulation FD Disclosure.

      On May 16, 2003, American Physicians Capital, Inc. issued a press release announcing the completion of a trust preferred pooled transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      Exhibit            Description
      -------            -----------
      99.1       Press Release, dated May 16, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2003                           AMERICAN PHYSICIANS CAPITAL, INC.


                                       /s/ William B. Cheeseman
                                       -----------------------------------------
                                       William B. Cheeseman, President and Chief
                                       Executive Officer


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                                  EXHIBIT INDEX

Number                 Description

99.1     Press Release of American Physicians Capital, Inc., dated May 16, 2003


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